Acquisitions (Tables)	12 Months Ended
Dec. 31, 2014
Acquisitions
Summary of cumulative consideration paid for acquisitions and preliminary allocation of purchase price paid

	2012	2013	2014
Cash Paid (gross of cash acquired)	$ 131,972	$321,121(1)	$134,301(1)
Fair Value of Previously Held Equity Interest	4,265	—	794
Fair Value of Noncontrolling Interest	1,000	—	—
Total Consideration	137,237	321,121	135,095
Fair Value of Identifiable Assets Acquired:
Cash, Accounts Receivable, Prepaid Expenses,
Deferred Income Taxes and Other	18,998	28,532	15,098
Property, Plant and Equipment(2)	11,794	44,681	23,269
Customer Relationship Intangible Assets(3)	59,479	173,733	60,172
Other Assets	4,620	68	3,342
Liabilities Assumed and Deferred Income Taxes(4)	(15,947)	(67,645)	(50,903)
Total Fair Value of Identifiable Net Assets Acquired	78,944	179,369	50,978
Goodwill Initially Recorded	$ 58,293	$ 141,752	$ 84,117

(1)

Included in cash paid for acquisitions in the Consolidated Statements of Cash Flows for the year ended December 31, 2013 is contingent and other payments of $(76). Included in cash paid for acquisitions in the Consolidated Statements of Cash Flows for the year ended December 31, 2014 is net cash acquired of $(4,704) and contingent and other payments of $(1,504) related to acquisitions made in previous years.

(2)	Consists primarily of racking structures, leasehold improvements and computer hardware and software.

(3)	The weighted average lives of customer relationship intangible assets associated with acquisitions in 2012, 2013 and 2014 was 17 years, 22 years and 17 years, respectively.

(4)	Consists primarily of accounts payable, accrued expenses, notes payable, deferred revenue and deferred income taxes.